The Guardian Life Insurance Company of America

7 Hanover Square

New York, New York 10004

Via Edgar

February 28, 2011

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Separate Account R

File Number: 811-21438

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Separate Account R, a unit investment trust registered under the Act, recently mailed to its contract owners the Semiannual Reports of the following underlying management investment companies:

Underlying Management Investment Company

RS Investment Management Co. LLC

AllianceBernstein, LP.

BlackRock Advisors, LLC

Columbia Management Investment Advisers, LLC

Davis Selected Advisers, LP

EULAV Asset Management, LLC (EULAV)

Fidelity Management & Research Company and its affiliates

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Fred Alger Management, Inc.

Gabelli Funds, LLC

Invesco Advisors, Inc.

Massachusetts Financial Services Company

OppenheimerFunds, Inc.

PIMCO

Pioneer Investment Management, Inc.

Templeton Global Advisers

Wells Fargo Funds Management, LLC

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies filed or will file its Semiannual Report with the Commission via Edgar. To the extent necessary, those filings are incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter,Jr.
Vice President and Equity Counsel